                          LEASE MODIFICATION AGREEMENT NO. 4

   THIS LEASE EXTENSION AGREEMENT ("Agreement") is made this __ day of January, 1998 by and between QUALITY PRODUCTS, INC., MULTIPRESS DIVISION, a Delaware Corp., with a mailing address at P.O. Box 154, Columbus, OH 43216 ("Lessee") and JAEGER COMMERCE PARK LIMITED PARTNERSHIP: with a mailing address at 3016 Maryland Avenue, Columbus, OH 43209 ("Lessor").

                                BACKGROUND INFORMATION

     A. On or about August 25, 1992, Lessor, as lessor, and Lessee, as lessee, entered into a lease agreement with respect to approximately 50,839 square feet of commercial space located at 560 Dublin Avenue, Suite 200, Columbus, Ohio 43215 ("Lease").

     B. Pursuant to Article XXVI of the Lease, the parties previously extended the term of the Lease through June 30, 1998.

     C. The parties desire to further extend the term of the Lease in accordance with the terms of this agreement.

                                STATEMENT OF AGREEMENT

     For and in consideration of the mutual promises and conditions contained herein, the parties acknowledge the accuracy of the foregoing Background Information and agree as follows:

     1. The term of the Lease, as previously extended, is further extended for an additional two (2) year term commencing on July 1, 1998 and ending on June 30, 2000.

     2. The rental rate shall be $ 8,050.00 monthly and $ 193,200.00 for the Term.

     3. Lessor shall furnish and install, if structurally feasible and cost does not exceed $10,000.00, an over-head crane with a capacity of 10 tons. All Lessee's use of such cranes will be in accordance with Paragraph 12 of the Lease dated August 25, 1992.

     5. The Lessor may terminate this Lease for demolition purposes only, by the Lessor giving the Lessee written notice no less than one-hundred and eighty days (180) prior to such termination. Said written notice shall be as provided in Article XXVI of the Lease. After such notice, the Lessee shall have one-hundred-eighty days (180) free of any rental payments in order to vacate the demised premises.

     6. Except as modified by this Agreement, all terms, provisions and conditions of the Lease shall remain in full force and effect, including any increases for real estate taxes.

The parties have executed the Agreement as of the day and year indicated above.

WITNESSES:                         LESSOR:

/s/ [Illegible]                    JAEGER COMMERCE PARK LIMITED PARTNERSHIP
--------------------------

/s/ Jane F. Nebel                  By: /s/ [Illegible]     Title  Partner
--------------------------            ---------------------      ------------

                                   LESSEE:

/s/ [Illegible]                    QUALITY PRODUCTS, INC.,
--------------------------         MULTIPRESS DIVISION.

/s/ Rebecca C. Melton              By: /s/ [Illegible]     Title  VP OPERATIONS
--------------------------            -------------------        --------------


                              ACKNOWLEDGMENTS ON NEXT PAGE

                         January 25, 1998 Page 1 of 2 -QPI/4

                                     ACKNOWLEDGMENTS

STATE OF OHIO)
     )SS:
COUNTY OF FRANKLIN)

BEFORE ME, a Notary Public, in and for said County, personally appeared Jaeger Commerce Park, an Ohio Limited Partnership, Lessor, by a partner, Marvin Katz, who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio this 29 day of January, 1998.

                                                  /s/ Jane F. Nebel
                                             ------------------------------

STATE OF OHIO)                               JANE F. NEBEL
     )SS:                [SEAL]        NOTARY PUBLIC, STATE OF OHIO
COUNTY OF FRANKLIN)                MY COMMISSION EXPIRES SEPT. 15, 2002

BEFORE ME, a Notary Public, in and for said County, personally appeared Quality Products, Inc., Multipress Division, Lessee, by its Vice President, William Harrison, Jr., who acknowledged that he did sign the foregoing instrument and that the same is his free act and deed.

IN WITNESS WHEREOF, I have hereunto set my hand and official seal at Columbus, Ohio this 29 day of January, 1998.


                                                  /s/ Jane F. Nebel
                                             ------------------------------

                         JANE F. NEBEL
     [SEAL]       NOTARY PUBLIC, STATE OF OHIO
              MY COMMISSION EXPIRES SEPT. 15, 2002













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